AGREEMENT OF ASSET ACQUISITION AND
                            CORPORATE REORGANIZATION

      This Agreement of Asset Acquisition and Corporate Reorganization (the "Agreement") dated June 28, 1997, by and between Starlog Franchise Corporation, a New Jersey corporation with its principal offices located at 945 Brighton Street, Union, New Jersey 07083, ("Transferee") and Goal Post Distributing, Inc., a Florida corporation with its principal offices located at 13949-9 W. Hillsborough Ave. Tampa, FL 33634, ("Transferor") and Kevin M. Vander Kelen, ("Owner").

                                    RECITALS

      WHEREAS, Transferee desires to acquire all of the assets of Transferor, all as more particularly set forth herein in a transaction intended to qualify as a reorganization pursuant to Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Acquisition"); and

      WHEREAS,   the  Acquisition  shall  be  consummated  pursuant  to  and  in accordance with the terms and conditions set forth in this Agreement.

      NOW, THEREFORE, in consideration of the premises and the mutual covenants set forth herein, the parties agree as follows:

SECTION 1. Transfer and Acquisition of the Assets and Assignment of Agreements of Transferor.

1.1 Acquisition of Assets. Subject to the terms and conditions of this Agreement, Transferor agrees to sell, convey, transfer, assign and deliver to Transferee, and Transferee agrees to transfer all of Transferor's right, title and interest in its assets, real, personal and mixed, tangible and intangible, employed in the operations of Transferor, including, without limitation, the following items (collectively, the "Assets") but excluding the items listed in Section 1.2 below: (i) all equipment, vehicles, furniture and furnishings, including, without limitation, those taken into consideration in any depreciation schedule of Transferor; (ii) any and all recorded or unrecorded leasehold interests to the real property location(s) used in connection with the Business together with all improvements and fixtures located thereon or therein;
      (iii) all usable supplied, forms, brochures, and inventory; (iv) any intangible assets, goodwill, and intellectual property, including any service and/or trademarks or names and logos (including specifically the name "Goal Post Distributing, Inc."); (v) copies of all employment applications and other personnel records of key employees as selected by Transferee; (vi) all interests in commitments, contracts, leases, and agreements relating to the Business and Assets; (vii) all files, lists, and records relating to all clients, customers, accounts, prospects and referral sources of Transferor; (viii) rights to telephone and fax numbers used by Transferor; (ix) all computer, other data processing equipment, and related software; and (x) all prepaid expenses, and miscellaneous deposits of Transferor. Transferor shall convey good and marketable title to the Assets and all parts thereof to Transferee free


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

      and clear of all liabilities, claims, assessments, security interests liens, restrictions and encumbrances, except as expressly provided herein to the contrary.

1.2 Excluded Assets. The Assets shall not include and Transferee shall not acquire from Transferor the following items ("Excluded Assets"): cash and cash equivalents.

1.3 Excluded Liabilities. Except as expressly provided in the assignment and assumption of contracts referenced in paragraph 2.2 and 2.3, Transferee shall not be obligated to pay or assume, and none of the Assets shall be or become liable for or subject to, any liability of Transferor, including, without limitation, the following, whether fixed or contingent, recorded or unrecorded, known or unknown (collectively, the "Excluded Liabilities"): (i) long, or short term indebtedness, liabilities and other obligations or guarantees of Transferor; (ii) federal, state or local tax liabilities or liabilities of Transferor relating to the operations of Transferor for the period prior to the Closing Date or resulting from the consummation of the transactions contemplated herein, including, without limitation, any income or acquisitions, tax, any franchise tax, and any other such tax; (iii) obligation or liability for any and all claims by or on behalf of any employee of Transferor relating to periods prior to Closing; (iv) any liability, obligation, interest, sanctions, or penalties arising out of or in connection with any claim or violation under the Employee Retirement Income Security Act of 1974; and (v) any liability or obligation arising out of or in connection with any act or omission relating to the ownership or operations of the Business by Transferor or the Assets which occurred prior to Closing, including any breach by Transferor at any time of any contract or commitment.

1.4 Transfer Price. The total transfer price payable by Transferee to Transferor for the Assets ("Transfer Price"), shall be 4,300,000 previously unissued shares of the common stock of Transferee (the "Shares") valued at $0.15 per share, which value is hereby specifically agreed to by Transferor and Transferee. As an accommodation to Owner, Transferee shall issue such shares in the name of Owner. The Certificate or Certificates evidencing such shares shall bear the following legend:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required.

1.5 Additional Restrictions on Transfer. Transferor agrees to execute a lock-up agreement upon terms customary in the industry which restricts the transfer of the securities received from Transferor hereunder on the same terms and conditions as agreed to by Hope Associates, L.L.C. and its Members, or as agreed by any control person, affiliate or other group agreeing to a lock-up to facilitate financing or any public offering of Transferor's common stock provided that such lock-up shall not exceed twelve (12) mouths in duration. Transferor further agrees, that an additional appropriate legend shall be placed on the securities and a transfer stop-order restricting transfer of the securities may be imposed with respect to all securities


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

      which are subject to the provisions of this paragraph. Transferee shall remove such legend and stop-order upon the expiration of such lock-up. Transferor agrees that damages for a breach of this paragraph would be inadequate and that Transferee, Transferor and Owner would be entitled to injunctive relief.

1.6 Instruments of Conveyance and Transfer. At the Closing, Transferor shall deliver to Transferee such deeds, bills of acquisition, endorsements, assignments, and other good and sufficient instruments of transfer, conveyance, and assignment satisfactory to Transferee and its counsel as shall be effective to vest in and warrant to Transferee good and marketable title to the Assets, free and clear of all mortgages, security agreements, pledges, charges, claims, liens, and encumbrances and to transfer to Transferee all of Transferor's rights and obligations under the Assumed Contracts. Simultaneously with such delivery, Transferor shall take all steps as may be required to put Transferee in actual possession and operating control of the Assets and the Business.

1.7 Further Assurances. Transferor shall from time to time at the request of Transferee and without further consideration, execute and deliver such instruments of transfer, conveyance, and assignment in addition to those delivered pursuant to Section 1.5 and take such other action as Transferee may reasonable request to more effectively transfer, convey, and assign to and vest in Transferee, and to put Transferee in possession of, all or any portion of the Assets. In the event that any consent is required to transfer any contracts to be assumed by Transferee has not been received by the Closing, and Transferee waives such nonreceipt and proceeds to Closing, Transferor shall be obligated without further consideration to use its best efforts to secure for the Transferee the benefits of such contracts.

1.8 Affirmative Statement of Intent to Qualify Acquisition Pursuant to Section 368(a)(l)(C). The parties herein agree that the acquisition is intended to qualify as a reorganization pursuant to Section 368(a)(l)(C) of the Internal Revenue Code of 1986, as amended, and shall be treated as such for all tax and financial purposes by each of the parties, and neither party, either directly or indirectly, shall take any position or action inconsistent with such intent. Further, the parties agree that either party shall execute any additional documents required by the Internal Revenue Service in order to document or preserve the intended tax treatment of the Aquisition. Transferor shall make available to Transferee any books, records or other documentation maintained by it which is required by Transferee to properly account for the basis of the Assets subsequent to the Acquisition.

SECTION 2. Closing.

2.1 Time and Place. Subject to the terms and conditions of this Agreement, the closing (the "Closing") shall take place at 10:00 a.m., on June 29, 1997, at the offices of Evans & Donica, P.A. 201 E. Kennedy Blvd., Suite 1500, Tampa, FL 33602, or at such other time, date, and/or place as the parties may mutually agree. The date on which the Closing occurs is referred to as the "Closing Date." In the event actual closing should take place at a later date, the parties agree Closing shall be effective as of June 29, 1997.


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

2.2 Actions of Transferor at Closing. At Closing and unless otherwise waived in writing by Transferee, Transferor shall deliver to Transferee the following:

      (i) Assignments executed by Transferor assigning to Transferee the leasehold title to any leased real property, and evidencing the consents of the respective landlords thereto;

      (ii) A General Bill of Acquisition and Agreement, fully executed by Transferor, conveying to Transferee good and marketable title to all tangible and intangible assets which are a part of the Assets, free and clear of all liabilities, claims, liens, security interests and restrictions;

      (iii) An Assignment and Assumption of Contracts, executed by Transferor, conveying to Transferee, Transferor's interests in such Contracts;

      (iv) Copy of resolutions duly adopted by the board of directors and the shareholders of Transferor authorizing and approving Transferor's execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified as true and of full force as of Closing, by an appropriate officer of Transferor;

      (v) Certificate of a duly authorized officer of Transferor certifying that each covenant and agreement of Transferor to be performed prior to Closing pursuant to this Agreement has been performed in all material respects;

      (vi) Certificate of a duly authorized officer of Transferor certifying that each representation and warranty of Transferor is true and complete as of the date of this Agreement and as of the Closing date;

      (vii) Certificate of incumbency for the officer(s) of Transferor executing this Agreement or making certifications for Closing dated as of Closing;

      (viii)Certificate of existence and good standing of Transferor from the State of Florida, dated the most recent practical date prior to Closing; and

      (ix) Such other instruments and documents required under this Agreement or as Transferee reasonably deems necessary to effect the transactions contemplated hereby and to otherwise consummate the transactions described herein.

2.3 Actions of Transferee at Closing. At the closing and unless otherwise waived in writing by Transferor, Transferee shall deliver to Transferor the following:

      (i) An Assignment and Assumption of Contracts executed by Transferee, pursuant to which Transferee shall assume the future payment and performance of the Contracts as herein provided;

      (ii) Copy of the resolutions duly adopted by the board of directors of Transferee, authorizing and approving Transferee's execution, delivery and performance of this Agreement and the transactions contemplated hereby, certified as true and in full force as of Closing by an appropriate officer of Transferee;

      (iii) Certificate of a duly authorized officer of Transferee certifying that each covenant and agreement of Transferee to be performed prior to Closing pursuant to this Agreement has been performed in all material respects;


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

      (iv) Certificate of a duly authorized officer of Transferee certifying that each representation and warranty of Transferee as set forth herein is true and complete as of the date of the Agreement and as of the Closing Date;

      (v) Delivery of Transferee's common stock certificate in the name of Owner evidencing transfer of 4,300,000 shares of Transferee's previously unissued common stock. In the event that a stock certificate countersigned by Transferee's transfer agent is not available at the closing, Transferee shall deliver to Transferor a stock certificate without such countersignature and shall as soon as practicable but not later than 30 days after the Closing, deliver to Owner a certificate bearing such countersignature in substitution for the certificates delivered at Closing; and

      (vi)  Certificate  of Good  Standing of  Transferee  from the State of New
            Jersey

SECTION 3. Representations and Warranties of Transferor and Owner.

3.1   Transferor's and Owner's  Representations  and Warranties.  Transferor and
      Owner jointly and severally represent and warrant to Transferee as follows:

      3.1.1 Ownership. Owner is the legal and beneficial owner of 100% of the issued and outstanding voting securities of Transferor.

      3.1.2 Transferors Representations and Warranties. Transferor and Owner have received Transferee's Forms 10-K and l0-Q on file with the Securities and Exchange Commission and such further information as they have desired to review and inspect, that they have met with management of Transferee, and are fully familiar with all such information, financial or otherwise, that they deem necessary or appropriate to acquire the stock of Transferee pursuant to this Agreement.

      3.1.3 Financial Condition and Statements.

            (a) For the 24 month period ending June 29, 1997, the gross revenues generated by Transferor is greater or equal to $6,993,857.00 and the pre-tax income related thereto is greater or equal to $603,178.00.

            (b) Transferor has delivered to Transferee copies of the following financia1 statements relating to Transferor's business (the "Financial Statements"): (i) unaudited Income Statement of Transferor for the 12 month period ended on and Balance Sheet as of June 29, 1997 (the "Financial Statement Date"); (ii) unaudited Balance Sheet as of June 29, 1997, attached hereto as Schedule 3.1.3; (iii) a depreciation schedule and a current list of fixed assets used or useful in connection with Transferor and attached to Schedule 3.13; and (iv) unaudited Income Statement of Transferor for the fiscal years ended on December 31, 1994, 1995, 1996 and for the last 6 months. Such Financial Statements have been prepared on an accrual basis, in conformance with generally accepted accounting principles and practices consistently applied, and present fairly the results of the operations of Transferor for the periods indicated thereon.


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

            (c)   Other than disclosed in the Financial Statements identified in
                  Section 3.1.3, Transferor has no liabilities which are of the kind and character required to be disclosed in financial statements prepared in accordance with generally accepted accounting principles and which are incurred other than in the ordinary course of business, whether accrued, absolute, contingent or otherwise.

      3.1.4 Organization and Good Standing. Transferor is duly qualified as a Florida corporation and is in good standing in any jurisdiction in which the conduct of its business or the ownership of its assets requires such qualification except where such non-qualification has not had a material adverse effect on Transferor.

      Transferor has no subsidiaries.

      3.1.5 Authorization; Validity. The execution, delivery, and performance of this Agreement by Transferor has been duly and validly authorized by all requisite corporate action. This Agreement has been duly and validly executed and delivered by Transferor, and is the legal, valid, and binding obligation of Transferor, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency, moratorium, reorganization, and other laws of general application affecting the enforcement of creditors' rights and by the availability of equitable remedies.

      3.1.6 Consents,  etc.  Other  than as set  forth  on  Schedule  3.1.5,  no approval, consent, waiver, or authorization of or filing or registration with any governmental authority or third party is required for the execution, delivery, or performance by Transferor of the transactions contemplated by this Agreement

      3.1.7 Violations. The execution, delivery, or performance of this Agreement does not and will not (i) with or without the giving of notice or the passage of time, or both, constitute a default, result in a breach of, result in the termination, of, result in the acceleration of performance of, require any consent, approval, or waiver (other than those identified on Schedule 3.1.5), or result in the imposition of any lien or other encumbrance upon any property or assets of Transferor, under any agreement, lease, or other instrument to which Transferor is a party or by which any of the property or assets of Transferor is bound; (ii) violate any permit license, or approval required by Transferor to own its Assets and operate its business; (iii) violate any law, statute, or regulation or any judgment, order, ruling, or other decision of any governmental authority, court, or arbitrator; or (iv) violate any provision of Transferor's Articles of Incorporation or Bylaws.

3.2 Survival of Representations and Warranties. Each of the representations and warranties in Section 3.1 and Section 4 shall be deemed renewed and made again by Transferor at the Closing as if made as at that time, and shall survive the Closing until the expiration of all applicable statute of limitation periods.


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

SECTION 4. Representations and Warranties of Transferee.

      As of the date hereof and as of the Closing Date, Transferee represents and warrants to Transferor the following:

4.1 Corporate Capacity. Transferee is a for-profit corporation duly organized and validly existing in good standing under the laws of the State of New Jersey. Transferee has the requisite power and authority to enter into this Agreement, perform its obligations hereunder and to conduct its business as now being conducted.

4.2 Corporate Powers; Consents; Absence of Conflicts With Other Agreements, Etc. The execution, delivery and performance of this Agreement by Transferee and all other agreements referenced herein or ancillary hereto to which Transferee is a party and the consummation of the transactions contemplated herein by Transferee: (i) are within Transferee's authority and powers, are not in contravention of law or of the terms of Transferee's Articles of Incorporation, By-laws or any amendments thereto and have been duly authorized by all appropriate corporate action; (ii) do not require any approval or consent of, or filing with, any governmental agency or authority bearing on the validity of this Agreement which is required by law or the regulations of any such agency or authority; (iii) will neither conflict with nor result in any material breach or contravention of, or the creation of any lien under, any indenture, agreement, lease, instrument or understanding to which Transferee is a party or by which Transferee is bound; (iv) will not violate any statue, law, rule or regulation of any governmental authority to which Transferee may be subject; and (v) will not violate any judgment, order or decree of any court or governmental authority to which Transferee may be subject.

4.3 Binding Agreement. This Agreement and all other agreements to which Transferee will become a party hereunder are and will constitute the valid and legally binding obligations of Transferee and are and will be enforceable against Transferee in accordance with the respective terms hereof and thereof, except as enforceability against Transferee may be restricted, limited or delayed by applicable bankruptcy or other laws affecting creditors' rights generally and except as enforceability may be subject to general principles of equity.

4.4 Full Disclosure. The representations and warranties of Transferee herein do not and will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements made and to be made not misleading.

4.5 Capitalization. The authorized equity securities of Transferee consists of 40,000,000 shares of common stock, par value $.001 per share, of which 19,937,636 shares are issued and outstanding. The Shares are duly authorized and validly issued and are fully paid and non-assessable. No person holds any option or right to acquire equity securities of Transferee.

4.6 Financial Information. As of December 28, 1996, Transferee's (i) total liabilities are $2,629,536.00, (ii) cash balances are $434,779.00, (iii) receivables arc $355,360.00 and


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

      inventory (which is salable in the ordinary course of its business) is $440,098.00, which amounts are calculated on a basis consistent with Transferee's audited financial statements.

4.7 No Material Adverse Change. Since the date of Transferee's last audited balance sheet, which has been delivered to Transferor, there has not been any material adverse change in the business, operations, properties, prospects, assets, or condition of the Company, and no event has occurred or circumstance exists that may result in such a material change.

SECTION 5. Covenants of the Parties.

5.1 Except as may otherwise be consented to or approved in writing by Transferee, Transferor agrees that from the date of this Agreement and until the Closing:

      5.1.l Conduct  Pending  Closing.  (i) The business of Transferor  shall be conducted only in the ordinary course consistent with past practices; (ii) the Transferor shall not declare any dividends, enter into any mergers, and shall not engage in any borrowing, or hiring of new personnel.

      5.1.2 Access to Records. Transferor shall provide Transferee and its representatives access to all records of Transferor that they may reasonable request and provide access to the properties of Transferor.

      5.1.3 Solicitation. Transferor agrees that it will not solicit, consider, or negotiate any offers to acquire the share or assets of Transferor, or to provide any information or to make available any management personnel to third parties for such purposes.

      5.1.4 Obligations of Transferor to Its Creditors. (i) Transferor shall furnish Transferee, upon execution of this Agreement, with a list of its existing creditors. This list shall be signed an sworn to or affirmed by Transferor and shall contain the names and business addresses of all of Transferor's creditors, with the amounts, when known, and the names of all persons who are known to Transferor to assert claims against it, even though such claims are disputed; (ii) Transferor shall pay all undisputed claims and settle or litigate all disputed claims and hold Transferee harmless from all of Transferee's creditors.

      5.1.5 Non-Competition and Non-Solicitation. Transferor and Owner shall enter into a non-competition agreement with Transferee in the form attached as Exhibit 2.

      5.1.6 Employment Agreement. Transferee and Owner shall enter into an Employment Agreement in the form attached as Exhibit 2.

      5.1.7 Enforcement of Agreements. For a period of twelve (12) months following the Closing Date, Transferor shall , upon Transferee's request, cooperate with Transferee to provide for Transferee the benefits under any contract or agreement, including any


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

            agreement with employees, including, without limitation, enforcement of any and all rights against the other party or parties.

      5.1.8 Proration of Taxes and Other Amounts. All applicable taxes and rental payments under any contract, assumed by Transferee, and other expenses shall be prorated as of Closing.

      5.1.9 Employee Payments. Transferor shall pay all employee compensation, benefits, vacations, sick time, and all other payments due to its employees for the period up to and including the Closing Date.

SECTION 6 Conditions Precedent to Obligations of Transferee.

6.1 Conditions Precedent. Unless, at the Closing, each of the following conditions is either satisfied or waived by Transferee in writing, Transferee shall not be obligated to effect the transactions contemplated by this Agreement:

      6.1.1.Representations and Warranties. The representations and warranties of Transferor in this Agreement are true and correct at the date of this Agreement and shall be true and correct as of the Closing as if each were made again at that time.

      6.1.2.Performance of Covenants. Transferor shall have performed and complied in all respects with the covenants and agreements required by this Agreement.

      6.1.3.Items to be Delivered at Closing. Transferor shall have tendered for delivery to Transferee the following:

            (i)   Consents,  etc.  Consents  for each item  listed  on  Schedule
                  3.1.5.

            (ii) Good Standing Certificate. A certificate of the Florida Department of State, dated within ten days of the Closing, showing that Transferor is in good standing.

            (iii) Corporate  Action. A certified copy of the corporate action of
                  Transferor authorizing and approving this Agreement and the transactions contemplated by it.

            (iv) Certificate of Incumbency. A certificate of incumbency duly executed by Transferor's Secretary or assistant Secretary.

            (v) Transfer Documents. Deeds, bills of acquisition, assignments, consents to assignments, and other instruments of transfer and consent necessary to transfer to Transferee good and marketable title in and to all of the Assets and Assumed Contracts, free and clear of all liens, except as set forth in this Agreement.

      6.1.4.Proceedings and Instruments Satisfactory. All proceedings, corporate or other, to be taken in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to Transferee and Transferee's counsel, whose approval shall not be unreasonable withheld.

      6.1.5.Certificate. There shall be delivered to Transferee an officer's certificate, signed by Transferor, to the effect that all of the representations and warranties of Transferor set forth in this Agreement are true and complete in all material respects as of the Closing Date, and that Transferor has complied in all material respects with its covenants and agreements required to be complied with by the Closing.

      6.1.6.No Adverse Change. There shall not have been a material adverse change in the financial condition of Transferor or the Business, whether or not covered by insurance; nor shall any lawsuit be pending that seeks to set aside the Agreement or the transactions contemplated by it.

SECTION 7. Conditions Precedent to Obligations of Transferor.

7.1 Conditions Precedent. Unless, at the Closing, each of the following conditions is either satisfied or waived by Transferor in writing, Transferor shall not be obligated to effect the transactions contemplated by this Agreement.

      7.1.1.Representations and Warranties. The representations and warranties of Transferee in this Agreement are true and correct at the date of this Agreement and as of the Closing as if each were made again at that time.

      7.1.2.Items to be Delivered at Closing. Transferee shall have tendered for delivery to Transferor the following:

            (i) Good Standing Certificate. A Certificate of the New Jersey Department of State showing that Transferee is in good standing.

            (ii) Corporate Action. A certified copy of the corporate action of Transferee authorizing and approving this Agreement and the transactions contemplated by it.

            (iii) Certificate  of Incumbency.  A certificate of incumbency  duly executed by Transferee's Secretary or Assistant Secretary.

            (iv)  Stock  Certificate.   The  stock  certificate  required  under
                  Section 2.3 (v).

      7.1.3.Performance  of  Covenants.   Transferee  shall  have  performed and
            complied  in  all   respects  with   the  covenants  and  agreements
            required by this Agreement.

SECTION 8. NOTICES.

      Any notice, request, demand, or communication required or permitted to be given to any provision of this Agreement shall be deemed to have been delivered, given, and received for all purposes if written and (i) if delivered personally, by facsimile, or by courier or delivery service, at the time of such delivery or
(ii) if directed by registered or certified United States mail, postage and charges prepaid, addressed to the intended recipient, at the address specified below, two business days after such delivery to the United States Postal Service.

      If to Transferee:                  Starlog Franchise Corporation
                                         945 Brighton Street
                                         Union, New Jersey 07083

                       With a copy to:          Noel K. Evans, Esq.
                                                Evans & Donica, P.A.
                                                201 E. Kennedy Blvd., Suite 1500
                                                Tampa, FL 33602

      If to Transferor:                  Goal Post Distributing Inc.
                                         13949-9 W. Hillsborough Ave.
                                         Tampa, FL 33634

      If to Owner:                       Kevin M. Vander Kelen
                                         13949-9 W. Hillsborough Ave.
                                         Tampa, FL 33634

                       With a copy to:          Philip M. Shasteen, Esq.
                                                100 N. Tampa Street, Suite 1800
                                                Tampa, FL 33602

Any party may change the address to which notices are to be mailed by giving notice as provided herein to all other parties.

SECTION 9. MISCELLANEOUS.

9.1 Entire Agreement. This Agreement, the Exhibits, and the Schedules, contain all of the terms and conditions agreed upon by the parties with reference to the subject matter and superseded any and all previous agreements, representations, and communications between the parties, whether written or oral. This Agreement, including its Exhibits and Schedules, may not be modified or changed except by written instrument signed by all of the parties, or their respective successors or assigns.

9.2 Assignment. This Agreement shall not be assigned or assignable by Transferor or Transferee without the express written consent of the other party. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns.

9.3 Captions. All section, schedule, and exhibit headings are inserted for the convenience of the parties and shall not he used in any way to modify, limit, construe, or otherwise affect this Agreement.

9.4 Counterparts; Facsimile Signatures. This Agreement may be executed in several counterparts, each of which shall be deemed to be an original and which together shall constitute one and the same instrument. Facsimile signatures shall be of the same legal effect as if signed originally.

9.5 Waiver. Each of the parties may, by written notice to the other, (i) extend the time for the performance of any of the obligations or other actions of the other party; (ii) waive any inaccuracies in the representations or warranties of the other party contained in this Agreement or in any document delivered pursuant to this Agreement; (iii) waive compliance with any of the covenants of the other party contained in this Agreement; or (iv) waive, in whole or in part, performance of any of the obligations of the other party. No action taken pursuant to this Agreement, including, but not limited to, the consummation of the Closing or any knowledge of or investigation by or on behalf of any party, shall be deemed to constitute a waiver by the party taking such action, possessing such knowledge, or performing such investigation or compliance with the representations, warranties, covenants, and agreements contained herein. The waiver by any party of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent or similar breach.

9.6 Controlling Law. This Agreement has been entered into the State of Florida and shall be governed by and construed and enforced in accordance with the laws of Florida.

9.7 Gender. Whenever in this Agreement the context so requires, references to the masculine shall be deemed to include the feminine and the neuter, references to the neuter shall be deemed to include the masculine and the feminine, and references to the plural shall be deemed to include the singular and the singular to include the plural.

9.8 Further Assurances. Each of the parties shall use all reasonable efforts to bring about the transactions contemplated by this Agreement as soon as practicable, including the execution and delivery of all instruments, assignments, and assurances, and shall take or cause to be taken such reasonable further or other actions necessary or desirable in order to carry out the intent and purposes of this Agreement.

9.9 Attorneys' Fees. In the event a lawsuit is brought to enforce or interpret any part of this Agreement or the rights or obligations of any party to this Agreement, the prevailing party shall be entitled to recover such party's costs of suit and reasonable attorney's fees, through all appeals.

9.10 References to Agreement. The words "hereof," "herein," "hereunder," and other similar compounds of the word "here" shall mean and refer to the entire Agreement and not to any particular section, article, provision, annex, exhibit, schedule, or paragraph unless so required by the context.

9.11 Schedule and Exhibits. Schedules and Exhibits to this Agreement (and any references to any part or parts of them) shall, in each instance, include the Schedules or Exhibits (as the case may be) attached hereto as well as any amendments thereto (in each such case). All such Schedules and Exhibits shall be deemed an integral part hereof and are incorporated herein by reference.

9.12 Venue. Any litigation arising hereunder shall be instituted only in Hillsborough County, Florida, the place where this Agreement was executed. All parties agree that venue shall be proper in that county for all such legal or equitable proceedings.

9.13 Severability. Each section, subsection and lesser section of this Agreement constitutes a separate and distinct undertaking, covenant, and/or provision. In the event that any provision of this Agreement shall finally be determined to be unlawful, such provision shall be deemed severed from this Agreement, but every other provision of this Agreement shall remain in full force and effect.

9.14 Rights in Third Parties. Except as otherwise specifically provided, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any person, firm, or corporation, other than the parties and their respective stockholders or shareholders, any rights or remedies under or by reason of this Agreement.

9.15 Expenses. Each party shall pay its own expenses in connection with the negotiation and consummation of the transactions contemplated by this Agreement.

      IN WITNESS WHEREOF, then parties have executed this Agreement as of the date first written above.

                                        Starlog Franchise Corporation
                                           a New Jersey corporation


/s/ Jordan Hembrough                    By: /s/ Jack Fitzgerald
----------------------------                ------------------------------------
Witness                                         Jack Fitzgerald, President

                                        Goal Post Distributing Inc.
                                           a Florida corporation

/s/ Kevin M. Vander Kelen               By: /s/ Kevin M. Vander Kelen
----------------------------                ------------------------------------
Witness                                         Kevin M. Vander Kelen, President

/s/ Kevin M. Vander Kelen               By: /s/ Kevin M. Vander Kelen
----------------------------                ------------------------------------
Witness                                         Kevin M. Vander Kelen, Owner

                                 SCHEDULE 3.1.5

Approval of the sole shareholder of Transferor as reflected in the Joint Action by Written Consent of the Sole Shareholder of Transferor dated July 2, 1997.

Approval of Transferor's landlord.

                        BILL OF ACQUISITION AND AGREEMENT

      For valuable consideration, GOAL POST DISTRIBUTING, INC., a Florida corporation ("Transferor") by this instrument does grant, assign, transfer, set over and convey to STARLOG FRANCHISE CORPORATION ("Transferee"), a New Jersey corporation, all of Transferee's right, title and interest in the following personal property:

      All of Transferor's assets, real, personal and mixed, tangible and intangible, employed in the operations of Transferor, including, without limitation, the following items (collectively, the "Assets") but excluding the items listed below: (i) all equipment, vehicles, furniture and furnishings, including, without limitation, those taken into consideration in any depreciation schedule of Transferor; (ii) any and all recorded or unrecorded leasehold interests to the real property location(s) used in connection with the business together with all improvements and fixtures located thereon or therein;
(iii) all usable supplies, forms, brochures, and inventory; (iv) any intangible assets, goodwill, and intellectual property, including any service and/or trademarks or names and logos (including specifically the name "Goal Post Distributing, Inc."); (v) copies of all employment applications and other personnel records of key employees as selected by Transferee; (vi) all interests in commitments, contracts, leases, and agreements relating to Transferor's business and Assets; (vii) all files, lists and records relating to all clients, customers, accounts, prospects and referral sources of Transferor; (viii) rights to telephone and fax numbers used by Transferor; (ix) all computers, other data processing equipment, and related software; and (x) all prepaid expenses, and miscellaneous deposits of Transferor.

      The Assets shall not include and Transferee shall not acquire from Transferor cash and cash equivalents of the Transferor.

      This transaction  intended  to qualify  as a  reorganization  pursuant  to
Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Acquisition").

      IN WITNESS WHEREOF, the Transferor has executed this instrument as of the 29th day of June, 1997.

                                       GOAL POST DISTRIBUTING, INC.
                                       a Florida corporation

                                       By: /s/ Kevin M. Vander Kelen
                                            ------------------------------------
                                            Kevin M. Vander Kelen, President

FIRST ADDENDUM TO PURCHASE OF CORPORATION THROUGH STOCK PURCHASES AND SIGNATURE PAGE OF NICK TRICARICO

1. Nick Tricarico warrants and represents that he is the owner, free and clear of all liens, pledges and encumbrances, of 100 shares of KCK Corporation stock. Nick Tricarico makes no further representations or warranties with regard to his stock or KCK Corporation in connection with the sale of such stock to Starlog Franchise Corporation.

2. Nick Tricarico will receive from Starlog in exchange for his stock Starlog stock warrants as follows:

      a. 50,000 warrants at $0.50 per share to be exercised prior to September 30, 1999; and

      b. 50,000 warrants at $0.25 per share if exercised prior to September 30, 1998; or at

            $0.40 per share is exercised  prior to September 30, 1999.

3. Thomas W. Gray will receive from Starlog the following warrants:

      a. 50,000 warrants at $0.50 per share to be exercised prior to September 30, 1999; and

      b. 150,000 warrants at $0.25 per share if exercised prior to September 30, 1998; or at

            $0.40 per share is exercised  prior to September 30, 1999.

In Witness Whereof, this First Addendum is executed as of October 1, 1997.

                                              /s/ Nick Tricarico
                                              ----------------------------------
                                              NICK TRICARICO

                                              /s/ Thomas W. Gray
                                              ----------------------------------
                                              THOMAS W. GRAY

                                              STARLOG FRANCHISE CORPORATION

                                              /s/ Jack Fitzgerald
                                              ----------------------------------
                                              BY: AUTHORIZED OFFICER